BBH PARTNER FUND - SMALL CAP EQUITY

PORTFOLIO OF INVESTMENTS

January 31, 2022 (unaudited)

Shares		Value
	COMMON STOCK (83.6%)
	BASIC MATERIALS (3.7%)
605,000	Element Solutions, Inc.	$13,576,200
	Total Basic Materials	13,576,200

	COMMUNICATIONS (16.7%)
1,420,000	Despegar.com Corp. (British Virgin Islands)[1]	16,841,200
200,000	Mimecast, Ltd. (Jersey)[1]	15,942,000
1,150,000	Stitch Fix, Inc. (Class A)[1]	18,894,500
550,000	WideOpenWest, Inc.[1]	10,235,500
	Total Communications	61,913,200

	CONSUMER CYCLICAL (11.0%)
113,660	Papa John’s International, Inc.	14,031,327
430,000	XPEL, Inc.[1]	26,814,800
	Total Consumer Cyclical	40,846,127

	CONSUMER NON-CYCLICAL (20.9%)
400,000	Alarm.com Holdings, Inc.[1]	29,828,000
200,000	Cimpress, Plc. (Ireland)[1]	13,444,000
350,000	EVERTEC, Inc. (Puerto Rico)	15,274,000
85,000	Heska Corp.[1]	11,694,300
100,000	Inmode, Ltd. (Israel)[1]	4,823,000
60,486	iRadimed Corp.[1]	2,408,553
	Total Consumer Non-cyclical	77,471,853

	INDUSTRIALS (3.3%)
1,000,000	Astronics Corp.[1]	12,030,000
	Total Industrials	12,030,000

	TECHNOLOGY (28.0%)
525,000	Agilysys, Inc.[1]	19,981,500
136,905	Health Catalyst, Inc.[1]	4,086,614
600,000	Model N, Inc.[1]	16,596,000
165,000	Onto Innovation, Inc.[1]	15,104,100
920,000	PagerDuty, Inc.[1]	30,378,400
1,050,000	Zuora, Inc. (Class A)[1]	17,461,500
	Total Technology	103,608,114
	Total Common Stock
	(Cost $371,496,144)	309,445,494

TOTAL INVESTMENTS (Cost $371,496,144)[2]	83.6%	$309,445,494
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES	16.4%	60,695,236
NET ASSETS	100.00%	$370,140,730

[1]	Non-income producing security.

[2]	The aggregate cost for federal income tax purposes is $371,496,144, the aggregate gross unrealized appreciation is $10,702,001 and the aggregate gross unrealized depreciation is $72,752,651, resulting in net unrealized depreciation of $62,050,650.

BBH Partner Fund – Small Cap Equity’s (the “Fund”) country diversification is based on the respective security’s country of incorporation.

BBH PARTNER FUND - SMALL CAP EQUITY

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2022 (unaudited)

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Authoritative guidance establishes three levels of the fair value hierarchy as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.

—	Level 2 – significant other observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.).

—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

Financial assets within Level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations and over-the-counter derivatives and foreign equity securities whose values could be impacted by events occurring before the Fund’s pricing time, but after the close of the securities’ primary markets and are, therefore, fair valued according to procedures adopted by the Board of Trustees. As Level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within Level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of January 31, 2022.

	Unadjusted Quoted Prices in Active Markets for Identical Investments	Significant Other Observable Inputs	Significant Unobservable Inputs	Balance as of
Investments, at value	(Level 1)	(Level 2)	(Level 3)	January 31, 2022
Common Stock:
Basic Materials	$13,576,200	$–	$–	$13,576,200
Communications	61,913,200	–	–	61,913,200
Consumer Cyclical	40,846,127	–	–	40,846,127
Consumer Non-Cyclical	77,471,853	–	–	77,471,853
Industrials	12,030,000	–	–	12,030,000
Technology	103,608,114	–	–	103,608,114
Investments, at value	$309,445,494	$–	$–	$309,445,494

BBH PARTNER FUND - SMALL CAP EQUITY

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2022 (unaudited)

Portfolio holdings are shown as of the date indicated. Since market conditions fluctuate suddenly and frequently, the portfolio holdings may change and this list is not indicative of future portfolio composition. These portfolio holdings are not intended to be and do not constitute recommendations that others buy, sell, or hold any of the securities listed.

For more complete information on the Fund, call 1-800-575-1265 for a prospectus or visit www.bbhfunds.com. You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

The BBH Funds are managed by a separately identifiable department within Brown Brothers Harriman & Co. Shares of the Fund are distributed by ALPS Distributors, Inc. located at 1290 Broadway, Suite 1000, Denver, CO 80203.